UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Earliest Event Reported: May 20, 2008
Commission File No. 1-8968
ANADARKO PETROLEUM CORPORATION
1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
(832) 636-1000

Incorporated in the	Employer Identification
State of Delaware	No. 76-0146568
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On February 12, 2008, the Board of Directors of Anadarko Petroleum Corporation (the “Company”) adopted the Anadarko Petroleum Corporation 2008 Omnibus Incentive Compensation Plan (the “Omnibus Plan”), subject to the approval of the Company’s stockholders. On May 20, 2008, at the Company’s annual meeting of stockholders, the Company’s stockholders approved the Omnibus Plan.
     In connection with the approval of the Omnibus Plan, the Board of Directors of the Company (the “Board”) has determined that no future grants of awards will be made under the 1999 Stock Incentive Plan (the “1999 Plan”) and the Annual Incentive Plan. The equity awards previously granted under the 1999 Plan will remain outstanding in accordance with their terms. A maximum of 33,000,000 shares of the Company’s common stock are available under the Omnibus Plan, which includes 4,041,611 shares of common stock rolled over from the 1999 Plan.
     The following is a summary of the principal provisions of the Omnibus Plan. The following summary does not purport to be a complete description of the provisions of the Omnibus Plan and is qualified in its entirety by reference to the text of the Omnibus Plan. The Omnibus Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. All capitalized terms that are not defined in this Item 5.02 are defined in the Omnibus Plan.

General Terms
     Any employee of the Company or any Affiliate of the Company is eligible to receive awards under the Omnibus Plan. The Omnibus Plan, which has a term of 10 years from the date of stockholder approval (unless terminated earlier), provides for awards in any combination of stock options, stock appreciation rights, restricted stock and/or restricted stock units; performance shares and/or performance units; incentive awards; cash awards and other stock-based awards. The Omnibus Plan imposes annual per-participant award limits based on the type of award and the type of employee. Also, the Omnibus Plan does not allow downward pricing of stock options (without stockholder approval), reloads or the granting of discounted options.
     With respect to covered employees and Section 16 Insiders, the Omnibus Plan will be administered by the Compensation Committee. The Management Committee will administer the Omnibus Plan with respect to all other employees.
     Grants awarded under the Omnibus Plan may not be transferred, assigned, pledged or hypothecated in any manner other than by will or by the applicable laws of descent and distribution unless the participant has received the Company’s prior written consent.
     The Plan Administrator may not amend the Omnibus Plan without stockholder approval to the extent such approval is required by applicable law or the rules of the New York Stock Exchange.
Award Terms
     All awards to employees under the Omnibus Plan are subject to the terms, conditions and limitations as determined by the Plan Administrator. Awards may be made in combination with, in replacement of, or as alternatives to, grants under the Omnibus Plan or other plans of the Company or its subsidiaries, including plans of any acquired entity.
     Under the Omnibus Plan, employees may be granted either incentive stock options that comply with the requirements of Section 422 of the Internal Revenue Code or nonqualified stock options that do not comply with those requirements. Stock options must have an exercise price per share that is not less than the fair market value of the Company’s common stock on the date of grant, except in the case of stock options granted in assumption of, or in substitution for, outstanding awards previously granted by an acquired company or a company with which the Company combines. Subject to certain adjustment provisions that only apply to specified corporate events or the approval of the Company’s stockholders, the exercise price of all stock options granted under the Omnibus Plan may not be decreased. Stock options have a maximum term of ten years from the date of grant. Employees may pay the exercise price with cash or its equivalent, with previously acquired shares of the Company’s common stock, or by any other means approved by the Plan Administrator, including by means of a broker-assisted exercise.
     Stock appreciation rights may be granted under the Omnibus Plan in tandem with a stock option, in whole or in part, or may be granted separately. The exercise price of a stock appreciation right may not be less than the fair market value of the Company’s common stock on the date of grant, except in the case of stock appreciation rights granted in assumption of, or in substitution for, outstanding awards previously granted by an acquired company or a company with which the Company combines. Subject to certain adjustment provisions that only apply to specified corporate events or the approval of the Company’s stockholders, the exercise price of all stock appreciation rights made under the Omnibus Plan may not be decreased. Stock appreciation rights have a maximum term of ten years from the date of grant.
     A restricted stock award consists of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Rights to dividends may be extended to and made part of a restricted stock award, at the discretion of the Plan Administrator. A holder of restricted stock is treated as a current stockholder and is entitled to voting rights. A restricted stock unit award results in the transfer of shares of stock to the participant only after specified conditions are satisfied. Rights to dividend equivalents, payable in cash or shares, may be extended to and made part of any restricted stock unit award, at the discretion of the Plan Administrator. A holder of a restricted stock unit award is treated as a stockholder with respect to the award only when the shares of common stock are delivered in the future. Except as permitted by the Plan Administrator and specified in the award agreement, restricted stock and restricted stock unit awards settled in stock that are not performance-based will vest over a minimum period of three years, and restricted stock and restricted stock unit awards settled in stock that are performance-based will vest over a minimum period of one year.
     A performance award (whether granted as a performance share or a performance unit) consists of a grant made subject to the attainment of one or more performance goals for a specified performance period (as determined by the Plan Administrator) and may be intended to meet the requirements of qualified performance-based compensation under Section 162(m) of the Internal Revenue Code. Performance awards will only be earned by participants if the performance goals are met for the performance period. At the discretion of the Plan Administrator and as prescribed in the award agreement, payment may be made in the form of cash, shares or a combination of cash and shares.
     Incentive awards consist of grants denominated in cash and may be intended to meet the requirements of qualified performance-based compensation under Section 162(m) of the Internal Revenue Code. The Plan Administrator will determine the performance goals applicable to the payout for incentive awards to Covered Employees for each performance period. The Compensation Committee cannot adjust an incentive award upward for a Covered Employee, but retains the discretion to adjust the incentive award downward. At the discretion of the Plan Administrator, payment of incentive awards may be made in cash and/or other equity-based awards as provided under the Omnibus Plan and will be paid no later than March 15 following the end of the calendar year for which the incentive awards are applicable.
     For any awards intended to meet the requirements of Section 162(m) of the Internal Revenue Code, the grant or vesting of such awards may be based upon one or more performance goals that apply to the specified participant, one or more business units of the company, or the Company as a whole. Prior to the payment of any award based on the achievement of performance goals intended to qualify under Section 162(m) of the Internal Revenue Code, the Compensation Committee must certify in writing that the applicable performance goals and any material terms were, in fact, satisfied.
     Cash awards may be made to participants as determined by the Plan Administrator. The Plan Administrator will determine the terms and conditions of such cash awards, including whether the payout of such awards is subject to the achievement of performance goals.

     Other stock-based awards may be equity-based or equity-related awards other than stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares or performance units. The terms and conditions of other stock-based awards will be determined by the Plan Administrator. Payment under any other stock-based awards may be made in common stock or cash, as determined by the Plan Administrator.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On May 20, 2008, the Board approved amendments to the Company’s By-Laws. Apart from non-substantive language and conforming changes and other technical and cross-reference edits, the By-Laws were amended and restated in the manner summarized below. The summary of the amendments made to the existing By-Laws of the Company is not intended to be complete and is qualified in its entirety to the By-Laws, amended and restated as of May 20, 2008 and attached as Exhibit 3.1 to this current report on Form 8-K.
     Section 2.3 of Article II has been revised to permit a majority of the Board, the Chairman of the Board, the Chief Executive Officer or the President to call a special meeting of the stockholders.
     Section 2.9 of Article II has been revised to require that stockholders seeking to nominate individuals as directors or make other proposals at the annual meeting of stockholders comply with the same type of disclosure requirements for Company-nominated directors. This revised section also requires disclosure of all forms of ownership, all relationships, agreements, proxies and other agreements that would entitle or enable such stockholder to acquire equity in the Company or control votes.
     Section 2.10 of Article II has been added to require each stockholder to provide the Company with a written questionnaire concerning the director nominee, which includes certain representations to the Company.
     Section 3.1 of Article III has been modified by the deletion of historical information regarding various classes of the Board. This section was also revised to permit directors to resign at any time by submitting a written or electronic transmission to the Board, the Chairman of the Board, the Chief Executive Officer, the President or the Secretary of the Company.
     Sections 5.3 through 5.5 of Article V have been added to provide descriptions of the Audit Committee, the Compensation and Benefits Committee and the Nominating and Corporate Governance Committee which are consistent with such descriptions contained in the relevant charters of such committees.
     Sections 7.2(D) and 7.2(E) of Article VII have been added to permit the Chief Executive Officer to appoint and remove officers below the Senior Vice President level and to establish compensation for such officers unless they are officers as defined under Section 16 of the Securities Exchange Act of 1934 (“Section 16”). Section 16 officers and Senior Vice Presidents and above will continue to be elected by the entire Board with their compensation established by the Compensation and Benefits Committee. This section was also revised to describe the resignation and removal procedures for the officers and to include descriptions of each of the executive officer positions.

     Section 9.1 of Article IX has been revised to permit the Board to indemnify employees or agents of the Company.

Item 8.01	Other Events
     On February 12, 2008, the Board adopted the 2008 Director Compensation Plan (the “Director Plan”), subject to the approval of the Company’s stockholders. On May 20, 2008, at the Company’s annual meeting of stockholders, the Company’s stockholders approved the Director Plan.
     In connection with the approval of the Director Plan, the Board has determined that no future grants of awards will be made under the 1998 Director Stock Plan (the “1998 Plan”). The equity awards previously granted under the 1998 Plan will remain outstanding in accordance with their terms. A maximum of 1,500,000 common shares of the Company are available under the Director Plan.
     The following is a summary of the principal provisions of the Director Plan. The following summary does not purport to be a complete description of the provisions of the Director Plan and is qualified in its entirety by reference to the text of the Director Plan. The Director Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference. All capitalized terms that are not defined in this Item 8.01 are defined in the Director Plan.
General Terms
     Any non-employee director is eligible to receive awards under the Director Plan. The Director Plan, which has a term of 10 years from the date of stockholder approval (unless terminated earlier), provides for awards in any combination of nonqualified stock options, stock appreciation rights, restricted stock and/or restricted stock units and other stock-based awards. The Director Plan does not allow downward pricing of stock options (without stockholder approval), reloads or the granting of discounted options.
     The Compensation Committee has the right to amend, suspend or terminate the Director Plan at any time, provided, however, that no amendment, suspension or termination shall impair the right of a participant to receive any benefits accrued under the Director Plan prior to the effective date of such amendment, suspension or termination. Moreover, the Compensation Committee may not amend the Director Plan without stockholder approval to the extent such approval is required by applicable law or the rules of the New York Stock Exchange.
Award Terms
     All awards to non-employee directors under the Director Plan are subject to the terms, conditions and limitations as determined by the Plan Administrator.
     Under the Director Plan, non-employee directors may be granted nonqualified stock options. Stock options must have an exercise price per share that is not less than the fair market value of our common stock on the date of grant, except in the case of stock options granted in assumption of, or in substitution for, outstanding awards previously granted by an acquired company or a company with which Anadarko combines. Subject to certain adjustment provisions that only apply to specified corporate events or the approval of our stockholders, the exercise price of all stock options granted under the Director Plan may not be decreased. Stock options have a maximum term of ten years from the date of grant. Non-employee directors may pay the exercise price with cash or its equivalent, with previously acquired shares of our common stock, or by any other means approved by the Plan Administrator, including by means of a broker-assisted exercise.
     Stock appreciation rights may be granted under the Director Plan in tandem with a stock option, in whole or in part, or may be granted separately. The exercise price of a stock appreciation right may not be less than the fair market value of our common stock on the date of grant, except in the case of stock appreciation rights granted in assumption of, or in substitution for, outstanding awards previously granted by an acquired company or a company with which the Company combines. Subject to certain adjustment provisions that only apply to specified corporate events or the approval of our stockholders, the exercise price of all stock appreciation rights made under the Director Plan may not be decreased. Stock appreciation rights have a maximum term of ten years from the date of grant.
     A restricted stock award consists of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Rights to dividends may be extended to and made part of a restricted stock award, at the discretion of the Plan Administrator. A holder of restricted stock is treated as a current stockholder and is entitled to voting rights. A restricted stock unit award results in the transfer of shares of stock to the participant only after specified conditions are satisfied. Rights to dividend equivalents, payable in cash or shares, may be extended to and made part of any restricted stock unit award, at the discretion of the Plan Administrator. A holder of a restricted stock unit award is treated as a stockholder with respect to the award only when the shares of common stock are delivered in the future. Except as permitted by the Plan Administrator and specified in the award agreement, restricted stock and restricted stock unit awards will be subject to a time vesting period of no less than one year from the date of grant.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

3.1	By-Laws of Anadarko Petroleum Corporation, amended and restated as of May 20, 2008.

10.1	Anadarko Petroleum Corporation 2008 Omnibus Incentive Compensation Plan.

10.2	Anadarko Petroleum Corporation 2008 Director Compensation Plan.

10.3	Form of Award Letter for Anadarko Petroleum Corporation 2008 Director Compensation Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

ANADARKO PETROLEUM CORPORATION (Registrant)
May 27, 2008	By:	/s/ Robert K. Reeves
Robert K. Reeves
Senior Vice President, General Counsel and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	By-Laws of Anadarko Petroleum Corporation, amended and restated as of May 20, 2008.

10.1	Anadarko Petroleum Corporation 2008 Omnibus Incentive Compensation Plan.

10.2	Anadarko Petroleum Corporation 2008 Director Compensation Plan.

10.3	Form of Award Letter for Anadarko Petroleum Corporation 2008 Director Compensation Plan.